Exhibit 99.2

LCNB Corp. and Subsidiaries
Financial Highlights
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Condensed Income Statement
Interest income	$11,142	11,610	11,055	10,934	10,864
Interest expense	954	953	908	861	877
Net interest income	10,188	10,657	10,147	10,073	9,987
Provision for loan losses	79	(10)	(12)	222	15
Net interest income after provision	10,109	10,667	10,159	9,851	9,972
Non-interest income	2,636	2,579	2,659	2,790	2,430
Non-interest expense	9,549	8,612	8,672	8,611	7,968
Income before income taxes	3,196	4,634	4,146	4,030	4,434
Provision for income taxes	483	1,017	1,040	1,027	1,188
Net income	$2,713	3,617	3,106	3,003	3,246
Accreted income on acquired loans	$96	606	90	180	220
Tax-equivalent net interest income	$10,375	11,062	10,569	10,494	10,410

Per Share Data
Dividends per share	$0.16	0.16	0.16	0.16	0.16
Basic earnings per common share	$0.27	0.37	0.31	0.30	0.32
Diluted earnings per common share	$0.27	0.36	0.31	0.30	0.32
Book value per share	$14.80	14.99	14.94	14.77	14.52
Tangible book value per share	$11.47	11.64	11.57	11.38	11.11
Average basic common shares outstanding	10,020,611	10,013,777	10,008,807	10,004,422	9,995,054
Average diluted common shares outstanding	10,028,588	10,020,566	10,015,204	10,011,312	10,002,878
Shares outstanding at period end	10,041,152	10,023,059	10,018,507	10,014,004	10,009,642

Selected Financial Ratios
Return on average assets	0.85%	1.11%	0.94%	0.91%	1.01%
Return on average equity	7.33%	9.49%	8.22%	8.15%	9.10%
Dividend payout ratio	59.26%	43.24%	51.61%	53.33%	50.00%
Net interest margin (tax equivalent)	3.59%	3.73%	3.52%	3.50%	3.55%
Efficiency ratio (tax equivalent)	73.39%	63.13%	65.56%	64.82%	62.06%

Selected Balance Sheet Items
Cash and cash equivalents	$17,494	25,386	21,203	29,967	33,274
Investment securities and stock	310,009	317,413	353,634	373,595	371,501

Loans:
Commercial and industrial	$37,118	36,057	36,049	38,651	40,039
Commercial, secured by real estate	542,890	527,947	510,158	495,255	475,594
Residential real estate	246,487	251,582	253,530	258,710	260,853
Consumer	17,176	17,450	17,956	17,475	17,646
Agricultural	12,217	15,194	15,677	16,014	15,459
Other, including deposit overdrafts	506	539	570	547	609
Deferred net origination costs	263	291	264	281	281
Loans, gross	856,657	849,060	834,204	826,933	810,481
Less allowance for loan losses	3,529	3,403	3,407	3,382	3,328
Loans, net	$853,128	845,657	830,797	823,551	807,153

Total earning assets	$1,168,204	1,170,700	1,193,648	1,211,096	1,200,544
Total assets	1,288,791	1,295,638	1,314,319	1,335,571	1,319,074
Total deposits	1,123,463	1,085,821	1,121,523	1,143,920	1,148,198
Short-term borrowings	0	47,000	30,000	31,712	15,957

	Three Months Ended
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Selected Balance Sheet Items, continued
Long-term debt	6,219	303	363	402	480
Total shareholders’ equity	148,584	150,271	149,713	147,927	145,318
Equity to assets ratio	11.53%	11.60%	11.39%	11.08%	11.02%
Loans to deposits ratio	76.25%	78.20%	74.38%	72.29%	70.59%

Tangible common equity (TCE)	$114,801	116,289	115,527	113,542	110,745
Tangible common assets (TCA)	1,255,008	1,261,656	1,280,133	1,301,186	1,284,501
TCE/TCA	9.15%	9.22%	9.02%	8.73%	8.62%

Selected Average Balance Sheet Items
Cash and cash equivalents	$21,820	18,787	21,609	33,639	26,672
Investment securities and stock	313,689	332,225	363,039	373,295	366,499

Loans	$853,152	840,526	824,183	811,186	813,597
Less allowance for loan losses	3,401	3,407	3,324	3,334	3,557
Net loans	$849,751	837,119	820,859	807,852	810,040

Total earning assets	$1,170,708	1,175,180	1,190,860	1,202,129	1,188,383
Total assets	1,292,375	1,295,293	1,313,476	1,321,442	1,308,591
Total deposits	1,114,979	1,096,966	1,133,072	1,148,206	1,125,457
Short-term borrowings	14,086	34,440	17,936	15,030	28,500
Long-term debt	2,255	323	383	441	537
Total shareholders’ equity	150,058	151,154	150,032	147,826	144,672
Equity to assets ratio	11.61%	11.67%	11.42%	11.19%	11.06%
Loans to deposits ratio	76.52%	76.62%	72.74%	70.65%	72.29%

Asset Quality
Net charge-offs (recoveries)	$(47)	(7)	(36)	168	262
Other real estate owned	0	0	0	0	0

Non-accrual loans	2,744	2,965	4,387	3,747	3,869
Loans past due 90 days or more and still accruing	146	0	95	141	12
Total nonperforming loans	$2,890	2,965	4,482	3,888	3,881

Net charge-offs (recoveries) to average loans	(0.02)%	0.00%	(0.02)%	0.08%	0.13%
Allowance for loan losses to total loans	0.41%	0.40%	0.41%	0.41%	0.41%
Nonperforming loans to total loans	0.34%	0.35%	0.54%	0.47%	0.48%
Nonperforming assets to total assets	0.22%	0.23%	0.34%	0.29%	0.29%

Assets Under Management
LCNB Corp. total assets	$1,288,791	1,295,638	1,314,319	1,335,571	1,319,074
Trust and investments (fair value)	359,766	362,486	326,642	315,450	316,856
Mortgage loans serviced	90,630	92,818	96,241	98,234	99,324
Cash management	72,372	84,344	77,780	45,519	29,102
Brokerage accounts (fair value)	230,168	229,006	219,960	209,019	199,019
Total assets managed	$2,041,727	2,064,292	2,034,942	2,003,793	1,963,375

Non-GAAP Financial Measures
Net income	$2,713	3,617	3,106	3,003	3,246
Add: merger-related expenses, net of tax	621	87	0	0	0
Core net income	$3,334	3,704	3,106	3,003	3,246
Basic core earnings per share	0.33	0.37	0.31	0.30	0.32
Diluted core earnings per share	0.33	0.37	0.31	0.30	0.32
Adjusted return on average assets	1.05%	1.16%	0.94%	0.91%	1.01%
Adjusted return on average equity	9.01%	9.94%	8.22%	8.15%	9.1%
Core efficiency ratio (tax equivalent)	66.67%	62.34%	65.56%	64.82%	62.06%

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS

(Dollars in thousands)

	March 31, 2018 (Unaudited)	December 31, 2017
ASSETS:
Cash and due from banks	$12,713	21,159
Interest-bearing demand deposits	4,781	4,227
Total cash and cash equivalents	17,494	25,386
Investment securities:
Equity securities with a readily determinable fair value, at fair value	2,144	2,161
Equity securities without a readily determinable fair value, at cost	1,099	1,099
Debt securities, available-for-sale, at fair value	267,894	275,212
Debt securities, held-to-maturity, at cost	32,502	32,571
Federal Reserve Bank stock, at cost	2,732	2,732
Federal Home Loan Bank stock, at cost	3,638	3,638
Loans, net	853,128	845,657
Premises and equipment, net	34,595	34,927
Goodwill	30,183	30,183
Core deposit and other intangibles	3,600	3,799
Bank owned life insurance	28,171	27,985
Other assets	11,611	10,288
TOTAL ASSETS	$1,288,791	1,295,638

LIABILITIES:
Deposits:
Noninterest-bearing	$286,186	283,212
Interest-bearing	837,277	802,609
Total deposits	1,123,463	1,085,821
Short-term borrowings	—	47,000
Long-term debt	6,219	303
Accrued interest and other liabilities	10,525	12,243
TOTAL LIABILITIES	1,140,207	1,145,367

COMMITMENTS AND CONTINGENT LIABILITIES	—	—

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares – no par value, authorized 19,000,000 shares at March 31, 2018 and December 31, 2017; issued 10,794,779 and 10,776,686 shares at March 31, 2018 and December 31, 2017, respectively	77,159	76,977
Retained earnings	88,933	87,301
Treasury shares at cost, 753,627 shares at March 31, 2018 and December 31, 2017	(11,665)	(11,665)
Accumulated other comprehensive loss, net of taxes	(5,843)	(2,342)
TOTAL SHAREHOLDERS' EQUITY	148,584	150,271
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,288,791	1,295,638

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,
	2018	2017
INTEREST INCOME:
Interest and fees on loans	9,413	8,915
Dividends on equity securities with a readily determinable fair value	15	15
Dividends on equity securities without a readily determinable fair value	7	6
Interest on debt securities, taxable	931	1,072
Interest on debt securities, non-taxable	704	799
Other short-term investments	72	57
TOTAL INTEREST INCOME	11,142	10,864
INTEREST EXPENSE:
Interest on deposits	871	843
Interest on short-term borrowings	69	30
Interest on long-term debt	14	4
TOTAL INTEREST EXPENSE	954	877
NET INTEREST INCOME	10,188	9,987
PROVISION FOR LOAN LOSSES	79	15
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	10,109	9,972
NON-INTEREST INCOME:
Fiduciary income	964	852
Service charges and fees on deposit accounts	1,305	1,222
Net gain on sales of securities	—	—
Bank owned life insurance income	186	189
Gains from sales of loans	22	39
Other operating income	159	128
TOTAL NON-INTEREST INCOME	2,636	2,430
NON-INTEREST EXPENSE:
Salaries and employee benefits	4,977	4,526
Equipment expenses	253	211
Occupancy expense, net	727	568
State financial institutions tax	303	284
Marketing	132	143
Amortization of intangibles	185	185
FDIC insurance premiums	99	104
Contracted services	315	248
Other real estate owned	2	5
Merger-related expenses	758	—
Other non-interest expense	1,798	1,694
TOTAL NON-INTEREST EXPENSE	9,549	7,968
INCOME BEFORE INCOME TAXES	3,196	4,434
PROVISION FOR INCOME TAXES	483	1,188
NET INCOME	2,713	3,246

Dividends declared per common share	0.16	0.16
Earnings per common share:
Basic	0.27	0.32
Diluted	0.27	0.32
Weighted average common shares outstanding:
Basic	10,020,611	9,995,054
Diluted	10,028,588	10,002,878

Contacts
LCNB Corp.
Steve P. Foster, CEO & President, 800-344-BANK
Robert C. Haines II, Executive Vice President and CFO, 800-344-BANK